                         COLLATERAL ACCOUNT CONTROL AGREEMENT


          This Collateral Account Control Agreement dated as of April 2, 1998 among Convergent Communications, Inc. (the "DEBTOR"), Norwest Bank, N.A., as Trustee for the benefit of the Holders of the Notes (the "SECURED PARTY") and Norwest Bank Colorado, N.A., as custodian (the "CUSTODIAN") of the Collateral Account (as defined below). Capitalized terms used but not defined herein shall have the meaning assigned in the Custody and Security Agreement dated as of April 2, 1998 between the Debtor and the Custodian for the benefit of the Secured Party (the "CUSTODY AND SECURITY AGREEMENT"). All references herein to the "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York.

          SECTION 1. ESTABLISHMENT OF COLLATERAL ACCOUNT. The Custodian hereby confirms and agrees that:

          (a) The Custodian has established account number 1180808511 in the name "CONVERGENT COMMUNICATIONS, INC. AS PLEDGOR FOR THE BENEFIT OF NORWEST BANK COLORADO, N.A., AS TRUSTEE" (such account and any successor account, the "COLLATERAL ACCOUNT") and the Custodian shall not change the name or account number of the Collateral Account without the prior written consent of the Secured Party;

          (b) All securities or other property underlying any financial assets credited to the Collateral Account shall be registered in the name of the Custodian, indorsed to the Custodian or in blank or credited to another collateral account maintained in the name of the Custodian and in no case will any financial asset credited to the Collateral Account be registered in the name of the Debtor, payable to the order of the Debtor or specially indorsed to the Debtor except to the extent the foregoing have been specially indorsed to the Custodian or in blank;

          (c) All property delivered to the Custodian pursuant to the Security Agreement will be promptly credited to the Collateral Account; and

          (d) The Collateral Account is an account to which financial assets are or may be credited, and the Custodian shall, subject to the terms of this Agreement, treat the Debtor as entitled to exercise the rights that comprise any financial asset


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credited to the account.

          SECTION 2. "FINANCIAL ASSETS" ELECTION. The Custodian hereby agrees that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Collateral Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC.

          SECTION 3. ENTITLEMENT ORDERS. If at any time the Custodian shall receive any order from the Secured Party directing transfer or redemption of any financial asset relating to the Collateral Account, the Custodian shall comply with such entitlement order without further consent by the Debtor or any other person.

          SECTION 4. SUBORDINATION OF LIEN; WAIVER OF SET-OFF. In the event that the Custodian has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Collateral Account or any security entitlement credited thereto, the Custodian hereby agrees that such security interest shall be subordinate to the security interest of the Secured Party.
The financial assets and other items deposited in the Collateral Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Secured Party (except that the Custodian may set off (i) all amounts due to the Custodian in respect of customary fees and expenses for the routine maintenance and operation of the Collateral Account, and (ii) the face amount of any checks which have been credited to the Collateral Account but are subsequently returned unpaid because of uncollected or insufficient funds).

          SECTION 5. CHOICE OF LAW. Both this Agreement and the Collateral Account shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Custodian's jurisdiction and the Collateral Account (as well as the securities entitlements related thereto) shall be governed by the laws of the State of New York.

          SECTION 6.  CONFLICT WITH OTHER AGREEMENTS.

          (a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.

          (b) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party


                                          2
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hereto unless it is in writing and is signed by all of the parties hereto.

          (c)  The Custodian hereby confirms and agrees that:

          (i) There are no other agreements entered into between the Custodian and the Debtor with respect to the Collateral Account except for the Custody and Security Agreement;

          (ii) It has not entered into, and until the termination of this agreement will not enter into, any agreement with any other person relating the Collateral Account and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) of such other person; and

          (iii) It has not entered into, and until the termination of this agreement will not enter into, any agreement with the Debtor or the Secured Party purporting to limit or condition the obligation of the Custodian to comply with entitlement orders as set forth in Section 3 hereof.

          SECTION 7. ADVERSE CLAIMS. Except for the claims and interest of the Secured Party and of the Debtor in the Collateral Account, the Custodian does not know of any claim to, or interest in, the Collateral Account or in any "financial asset" (as defined in Section 8-102(a) of the UCC) credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Collateral Account or in any financial asset carried therein, the Custodian will promptly notify the Secured Party and Debtor thereof.

          SECTION 8. MAINTENANCE OF COLLATERAL ACCOUNT. In addition to, and not in lieu of, the obligation of the Custodian to honor entitlement orders as agreed in Section 3 hereof, the Custodian agrees to maintain the Collateral Account as follows:

          (a) NOTICE OF SOLE CONTROL. If at any time the Secured Party delivers to the Custodian a Notice of Sole Control in substantially the form set forth in Exhibit A hereto, the Custodian agrees that after receipt of such notice, it will take all instruction with respect to the Collateral Account solely from the Secured Party.


                                          3
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          (b) VOTING RIGHTS.  Until such time as the Custodian receives a Notice of Sole Control pursuant to subsection (a) of this Section 8, the Debtor shall direct the Custodian with respect to the voting of any financial assets credited to the Collateral Account.

          (c) PERMITTED INVESTMENTS. The Secured Party shall direct the Custodian with respect to investments to be made in the Collateral Account. The Secured Party agrees it will invest the funds in the Collateral Account in U.S. Government Securities; provided such agreement shall not be applicable while any event of default has occurred hereunder and is continuing; provided, however, that this provision shall not limit or condition the obligation of the Custodian to comply with entitlement orders as set forth in Section 3 hereof.

          (d) STATEMENTS AND CONFIRMATIONS. The Custodian will promptly send copies of all statements, confirmations and other correspondence concerning the Collateral Account and/or any financial assets credited thereto simultaneously to each of the Debtor and the Secured Party at the address for each set forth in
Section 12 of this Agreement.

          (e) TAX REPORTING. All items of income, gain, expense and loss recognized in the Collateral Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.

          SECTION 9. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CUSTODIAN. The Custodian hereby makes the following representations, warranties and covenants:

          (a) The Collateral Account has been established as set forth in
Section 1 above and the Collateral Account will be maintained in the manner set forth herein until termination of this Agreement;

          (b) This Agreement is the valid and legally binding obligation of the Custodian; and

          (c) The Custodian is a bank that in the ordinary course of its business maintains securities accounts (within the meaning of Article 8 of the UCC) for others and will be acting in that capacity with respect to the Collateral Account.

          SECTION 10. INDEMNIFICATION OF CUSTODIAN. The Debtor and the Secured Party hereby agree that (a) the Custodian is released from any and all liabilities to the Debtor and the Secured Party arising from the terms of this agreement and the compliance of the Custodian with the terms hereof, except to the extent that such liabilities arise from the Custodian's negligence and (b) the Debtor, its successors and assigns shall at all times indemnify and save harmless the Custodian from and against any and all claims, actions and suits of others arising out of the terms of this agreement or the compliance of the Custodian with the terms hereof, except to the extent that such arises from the Custodian's negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this agreement.

          SECTION 11. SUCCESSORS; ASSIGNMENT. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. The Secured Party may assign its rights hereunder only with the express written consent of the Custodian and by sending written notice of such assignment to the Debtor.

          SECTION 12.  NOTICES.   Any notice, request or other communication
required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

     Debtor:

          Convergent Communications, Inc.
          67 Inverness Drive East
          Suite 110
          Englewood, CO 80112
          Attn:  Martin E. Freidel, Esq.

     Secured Party:

          Norwest Bank Colorado, N.A.
          1740 Broadway
          Denver, CO 80274
          Attn: Amy Buck

     Custodian:

          Norwest Bank Colorado, N.A.


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          1740 Broadway
          Denver, CO 80274
          Attn: Amy Buck

          Any party may change his address for notices in the manner set forth above.

          SECTION 13. TERMINATION. The obligations of the Custodian to the Secured Party pursuant to this Agreement shall continue in effect until the security interests of the Secured Party in the Collateral Account has been terminated pursuant to the terms of the Custody and Security Agreement and the
Secured Party has notified the Custodian of such termination in writing.   The
Secured Party agrees to provide Notice of Termination in substantially the form of EXHIBIT B hereto to the Custodian upon the request of the Debtor on or after the termination of the Secured Party's security interest in the Collateral Account pursuant to the terms of the Custody and Security Agreement. The termination of this Agreement shall not terminate the Collateral Account or alter the obligations of the Custodian to the Debtor pursuant to any other agreement with respect to the Collateral Account.


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

          SECTION 14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.


                           CONVERGENT COMMUNICATIONS, INC., as Debtor


                           By:   /s/ Keith V. Burge
                                ------------------------------------
                                Name:   Keith V. Burge
                                Title:  President



                           NORWEST BANK COLORADO, N.A., as Trustee for the benefit of the Holders of the Notes, the Secured Party


                           By:   /s/ Amy Buck
                                ------------------------------------
                                Name:  Amy Buck
                                Title: Vice President


                           NORWEST BANK COLORADO, N.A., as Custodian

                           By:   /s/ Amy Buck
                                ------------------------------------
                                Name:  Amy Buck
                                Title: Vice President


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                                                                      EXHIBIT A

            [Letterhead of Norwest Bank Colorado, N.A., as Secured Party]


                                                                     [Date]


Norwest Bank Colorado, N.A.
1740 Broadway
Denver, CO 80274



Attention: Ms. Amy Buck

               Re:  Notice of Sole Control
                    ----------------------

Ladies and Gentlemen:

          As referenced in the Collateral Account Control Agreement, dated April 2, 1998, among Convergent Communications, Inc. (the "COMPANY"), you and the undersigned (a copy of which is attached) we hereby give you notice of our sole control over account number 1180808511 (the "COLLATERAL ACCOUNT") and all financial assets credited thereto. You are hereby instructed not to accept any direction, instructions or entitlement orders with respect to the Collateral Account or the financial assets credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

          You are instructed to deliver a copy of this notice by facsimile transmission to the Company.

                                   Very truly yours,


                                   [Name of Secured Party]



                                   By:
                                        ------------------------------------
                                        Name:
                                        Title:



cc:  Convergent Communications, Inc.

                                                                      EXHIBIT B


            [Letterhead of Norwest Bank Colorado, N.A., as Secured Party]


                                                                     [Date]


Norwest Bank Colorado, N.A.
1740 Broadway
Denver, CO 80274



Attention: Ms. Amy Buck


               Re:  Termination of Control Agreement
                    --------------------------------

Ladies and Gentlemen:

          You are hereby notified that the Collateral Account Control Agreement between you, Convergent Communications, Inc. (the "COMPANY") and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number 1180808511 from the Company. This notice terminates any obligations you may have to the undersigned with respect to such account. Nothing contained in this notice, however, shall alter any obligations which you may otherwise owe to the Company pursuant to any other agreement.

          You are instructed to deliver a copy of this notice by facsimile transmission to Company.


                                        Very truly yours,


                                        [Name of Secured Party]



                                   By:
                                        ------------------------------------
                                             Name:
                                             Title: